UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 of 15 (d) of the Securities Exchange Act of 1934

Date of Report:  February 23, 2005

(Date of earliest event reported)

PEC SOLUTIONS, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-30271	54-1339972
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12730 Fair Lakes Circle, Fairfax, VA		22033
(Address of principal executive offices)		(Zip Code)

(703) 469-4900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CGR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2	FINANCIAL INFORMATION

Item 2.02	Results of Operations and Financial Condition

This Form 8-K furnishes information required under Items 2, 7 and 9 of Form 8-K.

On February 23, 2005, PEC Solutions, Inc. issued a press release announcing its financial results for the quarter ended December 31, 2004, a copy which is attached hereto as Exhibit 99.1.  The Company will hold a conference call at 5:30 p.m. EST on February 23, 2005, on which they will discuss financial results.  Individuals who wish to be on the call should use the following dial-in numbers:

United States and Canada	877-709-8150
International and local	201-689-8354

The call is being webcast simultaneously to the public through a link on the PEC Investor Relations site at www.pec.com.  The webcast is also being distributed through the Thomson StreetEvents network at www.fulldisclosure.com for individual investors, and at www.streetevents.com for institutional investors.

A digitized replay of the call will be available until March 2, 2005, at 877-660-6853 in the United States/Cananda and for international/local callers at 201-612-7415.  The replay account number is 6857, and the conference ID is 128836.  A streaming audio playback of the conference call will also be available on the Company’s web site at www.pec.com.

SECTION 7	REGULATION FD

Item 7.01	Regulation FD Disclosure

This Form 8-K furnishes information required under Items 2, 7 and 9 of the Form 8-K. See Section 2 above.

SECTION 9	FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

99.1	Press release dated February 23, 2005, announcing results for the quarter ended December 31, 2004.

The foregoing information is furnished with this Current Report on Form 8-K and is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of PEC Solution, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934. Further, the foregoing information contains forward-looking information within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and is subject to the safe harbor created by those sections.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEC SOLUTIONS, INC.
(Registrant)

Date:	February 23, 2005	By:	/s/ STUART R. LLOYD
Stuart R. Lloyd
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1  Press release dated February 23, 2005, announcing results for the quarter ended December 31, 2004.*

*                 This exhibit is furnished with this Current Report on Form 8-K and is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of PEC Solution, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.